                            H&Q HEALTHCARE INVESTORS
                            ------------------------



                                    [GRAPHIC]







                                  ANNUAL REPORT

                                    2 0 0 1

To our Shareholders:

     At fiscal year-end on September 30, 2001, the net asset value of your Fund was $27.35 per share. Performance data for the fiscal year and the quarter ended September 30, 2001, compared to the indices, are as follows:

                                                            QUARTER ENDED
                                      FISCAL YEAR              9/30/01
Net Asset Value                         -28.2%                 -14.3%
Dow Jones Industrial Average            -16.9%                 -15.8%
NASDAQ Industrials                      -46.7%                 -28.1%
Russell 2000                            -22.4%                 -21.0%

     Performance of the Fund has, not surprisingly, been negatively affected by the general trends in the popular market averages. Some encouragement can be found in the more recent data suggesting that, particularly relative to the over-the-counter market where most of the securities in the portfolio trade, recent periods showed relative performance improvement.

     In our fiscal mid-year report for the period ended March 31, 2001, we noted, "The overall state of the economy and the levels of common stock valuation seem to us to still be fragile". We continue to believe that this is true. For the economy, the horrifying events of September 11 seem to have accelerated the recessionary trends already in place. The reductions in interest rates and an expectation that record levels of money market funds may soon return to the stock market may be sustaining equity valuations. However, the fundamental economic benefits from declining rates are not yet apparent. Indeed, as lenders increase their credit worthiness standards, many companies are finding their borrowing capacity constrained. The consensus that the U.S. economy is in recession is spreading, but the view that the economy will rebound in a quarter or two seems to us to be a bit optimistic.

     We also appear to be in the first synchronous worldwide decline in economic activity in twenty-five years, and most of the elements that have concerned us for some time remain uncorrected. Consumer and business debt remains high. A near-term rebound in capital spending seems unlikely as capacity utilization continues to appear to be declining. We also believe that the current trend toward higher unemployment, as businesses in almost all sectors attempt to control costs through layoffs, has not yet been fully reflected in economic activity. Among the bright spots, inflation is not an immediate concern as the ability of companies to raise prices throughout the economy is virtually non-existent, the decline in energy prices has the effect of a tax cut, and mortgage refinancings are providing consumers with increased cash flow.

     Thus far, the long-term economic effect of the events of September 11 on consumption patterns and equity valuations are unknown, but the apparent rebound in both seems somewhat encouraging. A decline in economic activity and the cost of pursuing the war against terrorism has resulted in declining state and federal fiscal surpluses, but the prospect of federal government tax cuts may mitigate the extent of any recession.

     As noted, stock prices in the healthcare industries are not immune from general stock market activity, but on a fundamental basis, the progress of the companies in the Fund continues to be largely unaffected. Additionally, a very large number of companies in the sector took advantage of the previous financing cycle and balance sheets in most cases are strong. New products continue to be approved and come to the market and will create improving cash flows. The number of emerging companies reporting profits for the first time continues to expand. It is our experience that emerging growth companies with these characteristics tend to outperform the overall stock market when investors anticipating the end of a recession and begin to reinvest. In contrast to technologies such as electronics and communications, the technologies represented by your Fund's portfolio companies are generally unaffected by capital expenditure cycles. Particularly in biotechnology, we believe that the long-term outlook is excellent as new discoveries work their way through clinical development to commercialization.

     In the most recent quarter, two new companies were added to the venture capital portion of the portfolio. PHT CORPORATION provides biopharmaceutical companies, contract research organizations (CRO's) and medical device companies with web-based software and services to support clinical trial research of new products. VNUS MEDICAL TECHNOLOGIES has an FDA approved system using radio frequency heat with a disposable single-use catheter to collapse varicose veins, a significant improvement over surgically-based, more invasive procedures.

     On a near-term basis, the macro environment presents some uncertainties. Our longer-term expectation that the unique characteristics of the companies in the portfolio, focused on the improvement of the span and quality of life, will generate above average investment returns, remains undiminished.


/s/ Alan G. Carr                                     /s/ Daniel R. Omstead
Alan G. Carr                                         Daniel R. Omstead
President Emeritus                                   President


                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                                    PORTFOLIO
                            AS OF SEPTEMBER 30, 2001

                                 Total        Venture     Difference
AGRI/ENVIRONMENTAL               1.50%         1.34%         0.17%
BIOTECHNOLOGY                   47.90%         8.20%        39.69%
CROs                             0.40%         0.00%         0.41%
DIAGNOSTICS                      8.30%         3.48%         4.84%
INFORMATION SERVICES             1.70%         1.65%         0.00%
MANAGED CARE                     0.90%         0.87%         0.00%
MEDICAL SPECIALTY                9.50%         3.44%         6.02%
MEDICAL SUPPLIES                 1.90%         1.60%         0.31%
PHARMACEUTICALS                 13.00%         2.04%        10.99%
LIQUID ASSETS                   15.00%         0.00%        14.95%

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                                LARGEST HOLDINGS
                            AS OF SEPTEMBER 30, 2001

                                                          % OF NET ASSETS
                                                          ---------------
       Cubist Pharmaceuticals                                  7.05%
       Gilead Sciences                                         7.05%
       Biovail                                                 4.87%
       CV Therapeutics                                         3.69%
       Celgene                                                 3.29%
       Cytyc                                                   2.64%
       Versicor                                                2.51%
       Martek Biosciences                                      2.44%
       Sepracor                                                2.37%
       MedImmune                                               2.27%


                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                       SIGNIFICANT PORTFOLIO TRANSACTIONS
                        QUARTER ENDED SEPTEMBER 30, 2001


                                                  UNITS HELD       UNITS HELD
PURCHASES                                           6/30/01         9/30/01
Abgenix                                                    0          150,000
Cephalon                                                   0           54,000
KVM Technologies (Restricted) Cvt. Note           $1,170,000       $1,350,000
Lexicon Genetics                                           0           78,500
PHT (Restricted)                                           0        5,384,616
Sontra Medical (Restricted) Series B                       0          536,459
Therion Biologics (Restricted) Series C                    0           80,000
VNUS Medical Technologies (Restricted)                     0          820,313

SALES
Calypte Biomedical                                   657,576                0
Genzyme Biosurgery                                    79,539                0
ImClone Systems                                       57,000                0
KeraVision                                           137,457                0
Pharming Group                                       161,253                0

                             ANNUAL MEETING REPORT

     The Annual Meeting was held on June 8, 2001, at 9:00 a.m. The shareholders voted on the following items and the resulting votes are presented below.

(1) To elect three Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

                                   FOR       WITHHELD        BROKER NON-VOTES
      Robert P. Mack, M.D.       9,298,466     82,736             0
      Eric Oddleifson            9,294,399     86,803             0
      Oleg M. Pohotsky           9,236,670    144,532             0

     The nominees were elected to serve until the 2004 Annual Meeting of Shareholders. The Trustees serving until the 2002 Annual Meeting are Alan
     G. Carr and Henri A. Termeer. The Trustees serving until the 2003 Annual Meeting are Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D.

(2) To ratify the selection of Arthur Andersen as the Fund's independent accountants for the fiscal year ended September 30, 2002.

     Shareholders overwhelmingly ratified the selection of the Independent Public Accountants.

              FOR           AGAINST         ABSTAIN       BROKER NON-VOTES
           9,302,347        40,545          38,310                0



                    CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP resigned as the Fund's independent accountants as of September 27, 2001. The resignation was prompted by recent revisions to the SEC's auditor independence requirements. As a result of those revisions, Arthur Andersen LLP may no longer be considered "independent" with respect to the Fund because of its commercial banking relationship with JP Morgan Chase, the parent company of Hambrecht & Quist Capital Management. The Trustees voted to appoint PricewaterhouseCoopers LLP as the Fund's independent accountants for the Fund's fiscal year ended September 30, 2001. During the two previous years, Arthur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through September 27, 2001, there were no disagreements between the Fund and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF H&Q HEALTHCARE INVESTORS:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of H&Q Healthcare Investors (the "Fund") at September 30, 2001, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provides a reasonable basis for our opinion.

As explained in Note 4, the financial statements include securities valued at $72,245,747 (22% of net assets), whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The financial statements of the Fund as of September 30, 2000 and for the four years then ended were audited by other independent accountants whose report dated November 3, 2000 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 2001

                          H&Q HEALTHCARE INVESTORS
                          ------------------------
                          SCHEDULE OF INVESTMENTS
                             SEPTEMBER 30, 2001

               CONVERTIBLE SECURITIES - 20.9% OF NET ASSETS
    SHARES     CONVERTIBLE PREFERRED (RESTRICTED) - 18.9%                 VALUE

                AGRICULTURAL/ENVIRONMENTAL TECHNOLOGIES - 1.3%
     375,000     Ceres Series C*                                        $2,250,000
      27,443     Ceres Series C-1*#                                        164,658
     277,967     Ceres Series D*#                                        1,667,802
     222,222     EPR Series A*                                             333,333
                BIOTECHNOLOGY - 6.1%
     400,000     ACADIA Pharmaceuticals Series E*                        3,000,000
   1,818,182     Raven biotechnologies Series B*^                        3,000,000
      47,407     Therion Biologics Series A*                               177,776
     240,000     Therion Biologics Series B*#                              900,000
     407,712     Therion Biologics Series C*#                            1,528,922
      36,092     Therion Biologics Sinking Fund*                           135,345
   1,750,000     Triad Therapeutics Series A*                            3,500,000
     825,000     Triad Therapeutics Series B*                            1,650,000
     923,077     Zyomyx Series B*                                        3,692,308
     600,000     Zyomyx Series C*                                        2,400,000
                DIAGNOSTICS - 3.4%
   1,371,429     CardioNet Series C*^                                    4,800,002
     484,829     CytoLogix Series A*^                                    2,448,386
     227,130     CytoLogix Series B*#^                                   1,147,007
     160,000     Masimo Series D*                                        1,760,000
   1,724,138     Sontra Medical Series A*^                                 867,759
     536,459     Sontra Medical Series B*^                                 270,000
                INFORMATION SERVICES - 1.3%
   5,384,616     PHT Series D*^                                          4,200,000
                MANAGED CARE - 0.5%
     338,983     KVM Technologies Series B*#^                             1,500,000
                MEDICAL SPECIALTY - 3.4%
     636,364     AbTox Series F*                                             6,364
   1,632,653     Omnisonics Series B*^                                   2,400,000
     639,659     Songbird Hearing Series D*                              1,496,802
     652,173     TherOx Series H*                                        2,999,996
     820,313     VNUS Medical Technologies Series E*^                    4,200,003
                MEDICAL SUPPLIES - 0.9%
     343,750     LocalMed Series D*                                          3,438
     631,580     Novacept Series G*#                                     3,000,005
                PHARMACEUTICALS/DRUG DELIVERY - 2.0%
     211,765     Advanced Medicine Series C*                             1,905,885
     200,000     Advanced Medicine Series D-1*                           1,800,000
   1,398,732     Galileo Laboratories Series F*                          3,000,000
                                                                       -----------
                                                                       $62,205,791
                                                                       -----------


   The accompanying notes are an integral part of these financial statements.

PRINCIPAL CONVERTIBLE SECURITIES - CONTINUED
AMOUNT    CONVERTIBLE BONDS AND NOTES - 2.0%                              VALUE
                BIOTECHNOLOGY - 1.6%
  $6,800,000     CuraGen 6% Cvt. Deb. due 2007~                        $ 5,168,000
                INFORMATION SERVICES - 0.0%
   1,577,366     FitForAll.com (Restricted) 10% Prom. Note*#+                  158
                MANAGED CARE - 0.4%
   1,350,000     KVM Technologies (Restricted) Adj. Cvt.
                    Demand Note*#^                                       1,350,000
                MEDICAL SPECIALTY - 0.0%
     180,000     AbTox (Restricted) 12% Prom. Note*+                       180,000
                                                                       -----------
                                                                       $ 6,698,158
                                                                       -----------
               TOTAL CONVERTIBLE SECURITIES
                 (Cost $70,478,155)                                    $68,903,949
                                                                       -----------
    SHARES     COMMON STOCKS - 63.6%

               AGRICULTURAL/ENVIRONMENTAL TECHNOLOGY - 0.2%
      71,483     Catalytica Energy Systems*                               $547,560
                                                                       -----------
                                                                           547,560
                                                                       -----------
               BIOTECHNOLOGY - 40.4%
                BIOPHARMACEUTICALS - 35.8%
     429,898     BioTransplant*                                          2,364,439
       1,150     BioTransplant (Restricted) Warrants (expire 8/15/05)*       3,767
       2,760     BioTransplant (Restricted) Warrants (expire 8/12/04)*       2,484
       6,300     BioTransplant (Restricted) Warrants (expire 10/31/04)*      5,670
     410,400     Celgene*                                               10,846,872
      54,000     Cephalon*                                               2,693,520
     193,400     Cor Therapeutics*                                       4,376,642
     246,389     Corixa*                                                 2,586,863
     550,556     Cubist Pharmaceuticals*                                18,041,720
     200,001     Cubist Pharmaceuticals (Restricted) Warrants
                    (expire 9/23/03)*                                    5,188,426
     312,823     CV Therapeutics*                                       12,156,302
     163,000     Genzyme*                                                7,403,460
     413,318     Gilead Sciences*                                       23,216,072
     210,000     MedImmune*                                              7,482,300
     226,760     Therion Biologics (Restricted)*                           850,350
     264,912     Transkaryotic Therapies*                                7,189,712
     270,270     Tularik*                                                4,978,373
     540,508     Versicor*                                               7,242,807
      87,657     Versicor (Restricted)*                                    880,953
      18,696     Versicor (Restricted) Warrants (expire 8/3/05)*           129,825

   The accompanying notes are an integral part of these financial statements.

     SHARES   BIOTECHNOLOGY - CONTINUED                                  VALUE
                GENOMICS/DRUG DISCOVERY - 4.6%
     150,000     Abgenix*                                               $3,405,000
      60,000     Affymetrix*                                               963,000
     299,302     Dyax*                                                   2,879,285
      98,000     Exelixis*                                               1,123,080
      78,500     Lexicon Genetics*                                         596,600
     225,000     Lynx Therapeutics*                                        535,500
     174,461     Molecular Devices*                                      3,251,953
     370,237     Telik*                                                  2,406,541
                                                                       -----------
                                                                       132,801,516
                                                                       -----------
               CONTRACT RESEARCH ORGANIZATIONS - 0.4%
      91,400     Quintiles Transnational*                                1,334,440
                                                                       -----------
                                                                         1,334,440
                                                                       -----------
               DIAGNOSTICS - 4.9%
     522,617     Biofield*                                                 172,464
     600,000     Biofield (Restricted)*                                    158,400
     324,330     Cytyc*                                                  8,695,287
     140,000     Digene*                                                 3,500,000
     152,000     IDEXX Laboratories*                                     3,552,240
     160,000     Masimo Labs (Restricted)*                                   1,600
     900,000     Sontra Medical (Restricted)*^                               9,000
                                                                       -----------
                                                                        16,088,991
                                                                       -----------

               INFORMATION SERVICES - 0.4%
   4,366,920     Codman Group (Restricted)*                                 10,917
     306,208     Physician WebLink (Restricted)*                         1,200,473
     188,096     Physician WebLink (Restricted) Warrants*
                    (expire 10/15/04)                                       18,810
                                                                       -----------
                                                                         1,230,200
                                                                       -----------
               MEDICAL SPECIALTY - 6.0%
     381,818     ATS Medical*                                            1,527,272
     130,900     Bioject Medical Technologies*                           1,340,416
     101,848     Biopure*                                                1,889,280
       8,333     Biopure (Restricted) Warrants (expire 8/4/03)*             49,123
     205,310     Curis*                                                    718,585
   1,000,000     Endocardial Solutions*                                  4,230,000
     441,409     Martek Biosciences*                                     8,033,644
    1,020,000    Orthovita*^                                             1,785,000
      198,000    Radiance Medical Systems*                                 267,300
                                                                       -----------
                                                                        19,840,620
                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                              VALUE
               MEDICAL SUPPLIES - 0.3%
      645,000    EP MedSystems*^                                        $1,031,355
                                                                       -----------
                                                                         1,031,355

               PHARMACEUTICALS/DRUG DELIVERY - 11.0%
      225,000    Aradigm*                                                  751,500
      345,924    Biovail*                                               16,050,880
       91,500    Emisphere Technologies*                                 1,747,650
      334,500    Scios*                                                  5,592,840
      217,138    Sepracor*                                               7,795,254
       70,000    Teva Pharmaceutical Industries ADR                      4,231,500
                                                                       -----------
                                                                        36,169,624
                                                                       -----------
               TOTAL COMMON STOCKS
                 (Cost $90,234,381)                                   $209,044,306
                                                                      ------------
   PRINCIPAL
    AMOUNT     TEMPORARY CASH INVESTMENTS - 15.0%

  $11,000,000    American Express Credit, 3.14%, due 10/1/01           $11,000,000
   11,000,000    Ford Motor Credit Corp., 2.60%, due 10/2/01            10,999,206
   12,500,000    General Electric Capital Corp., 2.75%,
                    due 10/4/01                                         12,497,135
   15,000,000    General Motors Acceptance Corp., 2.85%,
                    due 10/9/01                                         14,990,500
                                                                       -----------
               TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $49,486,841)                                    $49,486,841
                                                                       -----------
               TOTAL INVESTMENTS
                 (Cost $210,199,377)                                  $327,435,096
                                                                      ------------

-------------------------
*    Non income-producing security.
#    With warrants attached.
^ Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $29,008,512).
~ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+    Issuer filed for bankruptcy.


   The accompanying notes are an integral part of these financial statements.

                          H&Q HEALTHCARE INVESTORS
                          ------------------------
                      STATMENT OF ASSETS & LIABILITIES
                             SEPTEMBER 30, 2001

ASSETS:
   Investments, at value (identified cost
      $210,199,377; see Schedule of Investments)                 $327,435,096

   Cash                                                               556,245
   Interest receivable                                                 66,867
   Receivable for investments sold                                  2,339,053
   Prepaid expenses                                                    16,650
                                                                 ------------
         Total assets                                            $330,413,911
                                                                 ------------

LIABILITIES:
   Payable for investments purchased                                 $522,227
   Accrued advisory fee                                               380,000
   Accrued trustees' fees                                              22,500
   Accrued other                                                      115,978
                                                                 ------------
         Total liabilities                                         $1,040,705
                                                                 ------------

NET ASSETS                                                       $329,373,206
                                                                 ============

SOURCES OF NET ASSETS:
   Shares of beneficial interest, par value $.01 per share,
   unlimited number of shares authorized, amount paid in on
   12,042,064 shares issued and outstanding                      $190,602,619

   Accumulated net realized gain on investments                    21,534,868

   Net unrealized gain on investments                             117,235,719
                                                                 ------------

         Total net assets (equivalent to $27.35 per
         share based on 12,042,064 shares outstanding)           $329,373,206
                                                                 ============


   The accompanying notes are an integral part of these financial statements.

                          H&Q HEALTHCARE INVESTORS
                          ------------------------
                           STATMENT OF OPERATIONS
                   FOR THE PERIOD ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME:
   Dividend income (net of foreign
      tax of $4,127)                                 $13,076
   Interest income                                 2,818,657
   Other income                                       23,862
                                                  ----------
      Total investment income                                      $2,855,595

EXPENSES:
   Advisory fees                                  $4,411,094
   Legal fees                                         47,932
   Shareholder reporting                             132,548
   Trustees' fees and expenses                       136,639
   Custodian fees                                     88,984
   Transfer agent fees                                41,247
   Accounting and auditing fees                       59,929
   Other                                             159,373
                                                  ----------

      Total expenses                                                5,077,746
                                                                 ------------

         Net investment income (loss)                             ($2,222,151)
                                                                 ------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Net realized gain on investments                               $63,501,379
   Decrease in net unrealized gain on investments                (201,564,026)
                                                                 ------------


         Net loss on investments                                ($138,062,647)
                                                                 ------------

                 Net decrease in net assets resulting
                 from operations                                ($140,284,798)
                                                                 ============


   The accompanying notes are an integral part of these financial statements.

                          H&Q HEALTHCARE INVESTORS
                          ------------------------
                     STATMENT OF CHANGES IN NET ASSETS

                                                  FOR THE          FOR THE
                                                 YEAR ENDED      YEAR ENDED
                                                SEPTEMBER 30,   SEPTEMBER 30,
                                                   2001              2000
                                             ----------------  ---------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS:
   Net investment income (loss)                ($2,222,151)      ($3,056,159)
   Net realized gain on investments             63,501,379        35,694,901
   Increase (decrease) in net
      unrealized gain on investments          (201,564,026)      253,975,089
                                             -------------      ------------

         Net increase (decrease) in net
         assets resulting from operations    ($140,284,798)     $286,613,831
                                             -------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM:
   Net realized capital gains                 ($52,289,670)     ($34,646,099)
                                             -------------      ------------

CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in
      reinvestment of distributions
      (1,519,574 and 898,966 shares,
      respectively)                            $36,365,104       $24,095,211
                                             -------------      ------------

         Net increase (decrease) in
         net assets                          ($156,209,364)     $276,062,943

NET ASSETS:

   Beginning of year                           485,582,570       209,519,627
                                             -------------      ------------

   End of year                                $329,373,206      $485,582,570
                                             =============      ============


   The accompanying notes are an integral part of these financial statements.

                          H&Q HEALTHCARE INVESTORS
                          ------------------------
                           STATMENT OF CASH FLOWS
                   FOR THE PERIOD ENDED SEPTEMBER 30, 2001

CASH FLOWS USED FOR OPERATING ACTIVITIES:
   Interest and other income received                              $2,899,268
   Dividends received                                                  13,076
   Operating expenses paid                                         (5,362,363)
                                                                  -----------
         Net cash used for operating activities                   ($2,450,019)
                                                                  -----------

CASH FLOWS PROVIDED FROM INVESTING ACTIVITIES
   Purchases of portfolio securities                             ($51,629,150)
   Net purchases of temporary cash investments                    (24,817,800)
   Sales and maturities of portfolio securities                    95,123,166
                                                                  -----------
         Net cash provided from investing activities              $18,676,216
                                                                  -----------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
   Cash distributions paid, net                                  ($15,924,566)
                                                                  -----------
         Net cash used for financing activities                  ($15,924,566)
                                                                  -----------

NET INCREASE IN CASH                                                 $301,631

CASH AT BEGINNING OF YEAR                                             254,614
                                                                  -----------

CASH AT END OF YEAR                                                  $556,245
                                                                  ===========

RECONCILIATION OF NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH USED
FOR OPERATING ACTIVITIES:

   Net decrease in net assets resulting from operations         ($140,284,798)
   Net realized gain on investments                               (63,501,379)
   Net increase in unrealized gain on investments                 201,564,026
   Decrease in dividends and interest receivable                       56,749
   Decrease in prepaid expenses                                        41,339
   Decrease in accrued expenses                                      (325,956)
                                                                 ------------
         Net cash used for operating activities                   ($2,450,019)
                                                                 ============

Noncash investing activities not included herein consist of conversions of promissory notes to equity investments of $2,599,054. Noncash financing activities not included herein consist of stock distributions of $36,365,104.


   The accompanying notes are an integral part of these financial statements.

                          H&Q HEALTHCARE INVESTORS
                          ------------------------
                          FINANCIAL HIGHLIGHTS

(SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

                                                                  FOR THE YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------------------------------------------------------
                                           2001              2000                 1999                1998               1997
                                         --------          ---------            ---------          ---------           --------
Net asset value per share:
   Beginning of period                    $46.147            $21.771              $16.711            $23.106            $25.754
                                         --------          ---------            ---------          ---------           --------
Net investment income (loss)              ($0.195)*          ($0.290)             ($0.176)           ($0.217)           ($0.224)
Net realized and unrealized
   gain (loss) on investments             (13.822)            28.131                5.596             (5.108)             4.524
                                         --------          ---------            ---------          ---------           --------
Total increase (decrease)
   from investment operations            ($14.017)           $27.841               $5.420            ($5.325)            $4.300
                                         --------          ---------            ---------          ---------           --------
Dilutive effect of sale of common
   stock and related expenses from
   rights offering                           --                 --                   --                 --               (2.458)
Capital gains distributions
   to shareholders                        ($4.780)           ($3.465)             ($0.360)           ($1.070)           ($4.490)
                                         --------          ---------            ---------          ---------           --------
Net asset value per share:
   End of period                          $27.350            $46.147              $21.771            $16.711            $23.106
                                         ========          =========            =========          =========           ========
Per share market value:
   End of period                          $21.740            $36.188              $16.313            $13.125            $19.000
Total investment return
   at market value                        (27.23%)           151.66%               27.39%            (26.05%)             14.01%


RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period         $329,373,206       $485,582,570         $209,519,627       $157,976,073        $207,728,666
Ratio of operating expenses
   to average net assets                    1.42%              1.45%                1.46%              1.46%               1.57%
Ratio of net investment loss
   to average net assets                   (0.62%)            (0.86%)              (0.91%)            (1.11%)             (1.13%)
Portfolio turnover rate                    16.17%             12.90%               24.88%             17.15%              17.47%
Number of shares outstanding
   at end of period                   12,042,064         10,522,490            9,623,524          9,453,317           8,990,179

* Net investment loss per share has been computed using average shares outstanding.




   The accompanying notes are an integral part of these financial statements.

                          H&Q HEALTHCARE INVESTORS
                          ------------------------
                        NOTES TO FINANCIAL STATEMENTS
                             SEPTEMBER 30, 2001

(1)  ORGANIZATION

          H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.

          The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the United States of America.

INVESTMENT SECURITIES

          Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 4, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. Temporary cash investments with maturity of 60 days or less are valued at amortized cost.

          Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

          The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin accreting discounts and amortizing premiums on all debt securities effective October 1, 2001. Prior to this date, the Fund did not accrete discounts or amortize premiums on long-term debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation of approximately $155,000 based on securities held as of September 30, 2001.

FEDERAL INCOME TAXES

          It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

DISTRIBUTIONS

          The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. The Fund has adjusted for the effect of certain permanent book/tax differences by reclassifying the net operating loss against accumulated net realized gains and capital, in the amount of $388,157 and $1,833,994, respectively, for the year ended September 30, 2001. This adjustment has no effect on the Fund's net assets, net investment loss or net realized gain and is designed to present the Fund's capital accounts on a tax basis. The calculation of net investment loss per share in the financial highlights excludes this adjustment.

DISTRIBUTION POLICY

          The current distribution policy is to declare distributions in stock. Stock distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

STATEMENT OF CASH FLOWS

          The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include temporary cash investments at September 30, 2001.

(2)  SECURITIES TRANSACTIONS

          The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the year ended September 30, 2001 totaled $52,151,377 and $96,681,496, respectively.

          At September 30, 2001, the total cost of securities for Federal income tax purposes was $210,199,377. The net unrealized gain on securities held by the Fund was $117,235,719, including gross unrealized gain of $120,138,764 and gross unrealized loss of $2,903,045.

(3)  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

          The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management Incorporated (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Certain officers and Trustees of the Fund are also officers of the Adviser. The Adviser is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co.

          Trustees who are not affiliates of the Adviser receive an annual fee of $15,000 plus $1,500 for each meeting attended.

(4)  VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES

          The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 22% of the Fund's net assets at September 30, 2001.

          The value of the venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In fiscal 2001, the Fund sold a restricted security subject to future contingent payments whose estimated value of $2,260,605 has also been determined by the Trustees and which is included in the Receivable for Investments Sold in the Statement of Assets and Liabilities.

          The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at September 30, 2001, as determined by the Trustees of the Fund.

                                           ACQUISITION                          CARRYING VALUE
      SECURITY                                 DATE                  COST          PER UNIT           VALUE
-----------------------------------     -----------------         ----------    --------------      ---------
AbTox
  Series F Cvt. Pfd.                               3/7/97         $1,415,569        $0.01              $6,364
  12% Promissory Note                   2/26/98 - 3/26/98            180,000         1.00             180,000
ACADIA Pharmaceuticals
  Series E Cvt. Pfd.                               5/2/00          3,000,273         7.50           3,000,000
Advanced Medicine
  Series C Cvt. Pfd.                               2/5/99          1,800,123         9.00           1,905,885
  Series D-1 Cvt. Pfd.                            8/28/00          1,800,900         9.00           1,800,000
Biofield
  Common                                         12/15/00            302,984         0.26             158,400
Biopure
  Common Warrants (expire 8/4/03)                 5/13/99                  0         5.89              49,123
BioTransplant
  Common Warrants (expire 8/12/04)                8/12/94                  0         0.90               2,484
  Common Warrants (expire 10/31/04)              10/31/94                  0         0.90               5,670
  Common Warrants (expire 8/15/05)                8/18/95                  0         3.27               3,767
CardioNet^
  Series C Cvt. Pfd.                               5/3/01          4,823,275         3.50           4,800,002
Ceres
  Series C Cvt. Pfd.                             12/23/98          1,502,620         6.00           2,250,000
  Series C-1 Cvt. Pfd.*                            1/4/01            111,488         6.00             164,658
  Series D Cvt. Pfd.*                             3/14/01          1,667,802         6.00           1,667,802
Codman Group
  Common                                1/26/96 - 8/24/97          2,552,759         0.00              10,917
Cubist Pharmaceuticals
  Common Warrants (expire 9/23/03)                9/23/98                235        25.94           5,188,426
CytoLogix^
  Series A Cvt. Pfd.                    1/13/98 - 7/21/99          2,331,986         5.05           2,448,386
  Series B Cvt. Pfd.*                             1/11/01          1,150,335         5.05           1,147,007
EPR
  Series A Cvt. Pfd.                               3/9/94          1,000,409         1.50             333,333
FitForAll.com
  10% Promissory Note*                  2/22/00 - 9/18/00          1,613,493         0.00                 158
Galileo Laboratories
  Series F Cvt. Pfd.                              8/18/00          3,001,764         2.14           3,000,000
KVM Technologies^
  Series B Cvt. Pfd.*                             2/19/98          1,501,320         4.42           1,500,000
  Adj. Cvt. Demand Note*                6/21/99 - 7/31/01          1,350,625         1.00           1,350,000
LocalMed
  Series D Cvt. Pfd.                               2/9/96          1,376,970         0.01               3,438
Masimo
  Series D Cvt. Pfd.                              8/14/96          1,120,040        11.00           1,760,000
Masimo Labs
  Common                                          8/14/96                  0         0.01               1,600
Novacept
  Series G Cvt. Pfd.*                             3/27/01          3,000,005         4.75           3,000,005
Omnisonics^
  Series B Cvt. Pfd.                              5/24/01          2,404,472         1.47           2,400,000
PHT^
  Series D Cvt. Pfd.                              7/23/01          4,200,000         0.78           4,200,000

                                           ACQUISITION                             CARRYING VALUE
              SECURITY                         DATE                  COST             PER UNIT               VALUE
-------------------------------        ------------------     --------------       --------------        -----------
Physician WebLink
   Common                                          2/5/97        $ 1,200,325           $ 3.920           $ 1,200,473
   Warrants (expire 10/15/04)                    10/15/98                  0             0.100                18,810
Raven biotechnologies^
Series B Cvt. Pfd.                               12/12/00          3,000,833             1.650             3,000,000
Songbird Hearing
Series D Cvt. Pfd.                               12/14/00          3,002,086             2.340             1,496,802
Sontra Medical^
   Series A Cvt. Pfd.                              9/9/98          1,205,089             0.503               867,759
   Series B Cvt. Pfd.                   3/26/01 - 7/11/01            270,000             0.503               270,000
   Common                                         3/26/01                  0             0.010                 9,000
Therion Biologics
   Common                              7/12/90 - 10/16/96            511,365             3.750               850,350
   Series A Cvt. Pfd.                  8/20/96 - 10/16/96            444,850             3.750               177,776
   Series B Cvt. Pfd.*                  2/24/99 - 6/22/99            900,914             3.750               900,000
   Series C Cvt. Pfd.*                            9/26/01          1,528,922             3.750             1,528,922
   Sinking Fund Cvt. Pfd.               10/17/94 - 4/3/96            721,291             3.750               135,345
TherOx
Series H Cvt. Pfd.                                9/11/00          3,001,873             4.600             2,999,996
Triad Therapeutics
   Series A Cvt. Pfd.                              6/8/99          1,750,860             2.000             3,500,000
   Series B Cvt. Pfd.                            12/20/00          1,653,135             2.000             1,650,000
Versicor
   Common                                        10/29/99            414,898            10.050               880,953
   Warrants (expire 8/3/05)                       6/28/99                905             6.944               129,825
VNUS Medical Technologies^
Series E Cvt. Pfd.                                8/20/01          4,200,003             5.120             4,200,003
Zyomyx
   Series B Cvt. Pfd.                             2/19/99          1,200,550             4.000             3,692,308
   Series C Cvt. Pfd.                              3/2/00          1,200,690             4.000             2,400,000
                                                                 -----------                             -----------
                                                                 $69,418,036                             $72,245,747
                                                                 ===========                             ===========

* With warrants attached.
^ Affiliated issuers.







                       FEDERAL TAX INFORMATION (UNAUDITED)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $52,290,000 as long-term capital gain dividends for the fiscal year ended September 30, 2001.

                            H&Q HEALTHCARE INVESTORS
                            30 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 310-0567

                                    OFFICERS
                      Daniel R. Omstead, ENGSCD, President
                        Alan G. Carr, President Emeritus
                         Kimberley L. Carroll, Treasurer
                          Jennifer L. Morris, Secretary

                                    TRUSTEES
                                  Alan G. Carr
                                Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                 Eric Oddleifson
                                Oleg M. Pohotsky
                             Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               INVESTMENT ADVISER
                Hambrecht & Quist Capital Management Incorporated

                          CUSTODIAN AND TRANSFER AGENT
                       State Street Bank and Trust Company

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP

                                  LEGAL COUNSEL
                             Dechert Price & Rhoads

                         ==============================

         Shareholders with questions regarding share transfers may call
                                 1-800-426-5523

            Interim daily net asset value may be obtained by calling
                                 1-800-451-2597

                            For copies of the Fund's
                       DIVIDEND REINVESTMENT PLAN, please
              contact the Plan Agent, State Street Bank & Trust Co.
                      P.O. Box 8200, Boston, MA 02266-8200
                            Telephone: 1-800-426-5523

                            H&Q HEALTHCARE INVESTORS
                            ------------------------

                       New York Stock Exchange Symbol: HQH
                                  www.hqcm.com
                                     ------
          Out of concern for the environment and in an effort to reduce
            Fund expenses, this report is printed on recycled paper.


                                                                     HQHCM-AR-01